UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 14, 2022

BRIGHT GREEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41395	83-4600841
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1033 George Hanosh Boulevard

Grants, NM 87020

(Address of principal executive offices and zip code)

(833) 658-1799

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BGXX	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 14, 2022, Bright Green Corporation (the “Company”) and LDS Capital LLC (“Lender”), whose managing member is a member of the Company’s board of directors, entered into an amended and restated unsecured line of credit note (the “Note”) to the original note dated June 5, 2022 (the “Original Note”). The sole purpose of entering into the Note was to increase the aggregate amount of funds available to the Company under the Note. The Note is unsecured and the Company incurred no penalties in connection with entry into the Note or the amendment and restatement of the Original Note.

The Note provides that the Company may borrow up to $15.0 million, through November 13, 2025 (the “Maturity Date”). As of the date hereof, the Company has drawn down approximately $2.0 million under the Original Note. Therefore, prior to the Maturity Date, the Company may borrow up to an additional $13.0 million under the Note, at Lender’s sole discretion, and subject to the Company’s request of such additional funds form Lender (each loan furnished under the Note individually, a “Loan,” and collectively, the “Loans”). The Company has the right, but not the obligation, to prepay any Loan, in whole or in part, prior to the Maturity Date. Interest on the unpaid principal amount of any Loan accrues through the earlier of the Maturity Date or the date of prepayment on such Loan, at a rate of 2% per annum plus the Prime Rate (the rate of interest per annum announced from time to time by JPMorgan Chase Bank as its prime rate). If the principal and interest, if any, of any Loan is not paid in full on the Note Maturity Date, additional penalty interest will accrue on such Loan in the amount of 2% per annum.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by the full text of the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment and Restated Line of Credit Note, dated November 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2022	Bright Green Corporation

	By:	/s/ Terry Rafih
Terry Rafih
Chief Executive Officer & Chairman of the Board